SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 25, 1999.


                        Oakwood Mortgage Investors, Inc.
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               (Exact name of registrant as specified in charter)



                   North Carolina       333-72621           88-0396566
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         (State or other jurisdiction   Commission         (IRS Employer
            of incorporation)           File Number)     Identification No.)


         101 Convention Center Drive, Suite 850, Las Vegas, Nevada 89109
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (702) 949-0056



================================================================================
         (Former name or former address, if changed since last report.)



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Item 5.           Other Events.

        On or about June 25, 1999, the Registrant expects to enter into an underwriting agreement with Credit Suisse First Boston Corporation, Banc of America Securities LLC and First Union Capital Markets Corp. (the "Underwriters"), pursuant to which the Underwriters will agreed to purchase and offer for sale to the public, $299,286,000 aggregate initial principal amount of the Registrant's Senior/Subordinated Pass-Through Certificates, Series 1999-C, Class A-1, Class A-2, Class M-1, Class M-2 and Class B-1 (the "Offered Securities"). The Offered Securities are registered for sale under the Registrant's effective shelf Registration Statement on Form S-3 (333-72621), and are offered pursuant to a Prospectus, dated June 25, 1999, and a related Prospectus Supplement, dated June 25, 1999, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended and Rule 424 thereunder.

        In connection with the offering of the Offered Securities, the Underwriters have prepared and disseminated to potential purchasers certain "Series Term Sheets", "Computational Materials" and/or "Structural Terms Sheet(s)," as such terms are defined in the No-Action response letters to Greenwood Trust Company, Discover Card Master Trust I (publicly available April 5, 1996), to Kidder, Peabody and Co. Incorporated and certain affiliates thereof (publicly available, May 20, 1994) and the No-Action response letter to Cleary, Gottlieb, Steen & Hamilton on behalf of the Public Securities Association (publicly available, February 17, 1995), respectively. In accordance with such No-Action Letter, the Registrant is filing herewith such Series Term Sheets, Computational Materials and/or Structural Terms Sheet(s) as Exhibit 99.1.

Item 7.       Financial Statements, Pro Forma Financial Statements and Exhibits.

       (c)    Exhibits.

99.1 Copy of "Series Term Sheets", "Computational Materials" and/or "Structural Terms Sheet(s)" as provided by Credit Suisse First Boston Corporation, Banc of America Securities LLC and First Union Capital Markets Corp.


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                                   Signatures


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




June 23, 1999                                   OAKWOOD MORTGAGE INVESTORS, INC.



                                                By:  /s/ Zaklina McGrew
                                                    ---------------------------
                                                Name:  Zaklina McGrew
                                                Title: Vice President















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                                INDEX TO EXHIBITS




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99.1   Copy of "Series Term Sheets", "Computational Materials" and/or
       "Structural Terms Sheet(s)" as provided by Credit Suisse First Boston
       Corporation, Banc of America Securities LLC and First Union Capital
       Markets Corp. ........................................................................... [Electronic Format]



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